Exhibit 99.1

Media Contact	IR Contact
Michael Boss	Marlys Johnson
MPC Corporation	MPC Corporation
Phone (208) 893-1057	Phone (605) 232-7456
mjboss@mpccorp.com	marlys.johnson@mpccorp.com

MPC CORPORATION ANNOUNCES FIRST QUARTER 2008 FINANCIAL RESULTS

NAMPA, ID – MAY 15, 2008 – MPC Corporation (AMEX:MPZ) today announced financial results for the first quarter ended March 31, 2008.

Net revenue for the quarter ended March 31, 2008 was $123.7 million with a net loss of $0.41 per basic and diluted share. The results for the quarter reflect the combined operations of MPC Corporation and the Gateway Professional business, which was acquired in October 2007.

For comparison purposes, net revenue for the quarter ended March 31, 2007 was $56.8 million with a net loss of $0.41 per basic and diluted share.

Gross margin as a percentage of sales for Q1 2008 increased to 12.1 percent from 10.9 percent in Q1 2007. Revenue and operating income for the first quarter of 2008 were impacted by the transition of IT and manufacturing systems from Gateway Professional to MPC Computers’ existing systems in February 2008. The company experienced material delays in manufacturing and customer deliveries, which resulted in lower than expected shipment volumes and revenues in the first quarter of 2008 as compared to the fourth quarter of 2007.

Additional financial details are available through the 10-Q filed today.

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MPC Corporation Announces First Quarter 2008 Financial Results

May 15, 2008

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“The transition issues that we faced in the wake of MPC’s acquisition of Gateway’s Professional business posed a tough challenge for us in the first quarter,” noted MPC Corporation’s Chairman and CEO, John Yeros. “We are encouraged by the improvement in our gross margin over this same period last year, and by our growing backlog of orders. We are working hard to show improvement in the second quarter and beyond.”

About MPC Corporation

MPC Corporation (AMEX: MPZ), a major U.S. PC vendor since 1991, provides enterprise IT hardware solutions to mid-size businesses, government agencies and education organizations.

With its October 2007 acquisition of Gateway’s Professional business, MPC Corporation became the only top-10 U.S. PC vendor focused exclusively on the $43 billion Professional PC market. For more information, visit MPC online at www.mpccorp.com.

Cautionary Statement

Certain statements in this press release are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve a number of risks, uncertainties and other factors that could cause actual results, performance or achievements of MPC Corporation to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Other factors that could materially affect such forward-looking statements can be found in MPC Corporation's filings with the Securities and Exchange Commission, including risk factors, at http://www.sec.gov. Investors, potential investors and other readers are urged to consider these risk factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and MPC Corporation undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

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MPC CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands except share data)

	March 31,	December 31,
	2008	2007
	(unaudited)
ASSETS
Current Assets
Cash and cash equivalents	$3,817	$9,009
Restricted cash	9,898	9,852
Accounts receivable, net	53,381	86,056
Inventories, net	71,688	62,050
Prepaid maintenance and warranty costs	9,063	10,699
Other current assets	1,188	1,146
Total Current Assets	149,035	178,812

Non-Current Assets
Property and equipment, net	10,112	10,697
Goodwill	45,255	45,255
Acquired intangibles, net	26,134	28,455
Long-term portion of prepaid maintenance and warranty costs	1,577	1,388
Other assets	2,582	1,668
Total Non-Current Assets	85,660	87,463
TOTAL ASSETS	$234,695	$266,275

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$74,001	$61,079
Accrued expenses	20,121	26,928
Accrued licenses and royalties	6,291	5,084
Current portion of accrued warranties	24,108	24,700
Current portion of deferred revenue	31,634	33,357
Notes payable and debt	42,485	64,249
Derivative financial instruments at estimated fair value	1,478	1,590
Total Current Liabilities	200,118	216,987

Long Term Liabilities
Non-current portion of accrued warranties	14,204	16,491
Non-current portion of deferred revenue	27,317	25,848
Derivative warrant liability	303	634
Total Long Term Liabilities	41,824	42,973
TOTAL LIABILITIES	241,942	259,960

COMMITMENTS AND CONTINGENCIES

PREFERRED STOCK, Series B, 260,000 shares authorized, 249,171 issued and outstanding at 2008 and 2007	6,308	6,308

SHAREHOLDERS' EQUITY
Preferred Stock, no par value; 100,000 shares authorized; no shares issued and outstanding at 2008 and 2007	-	-
Preferred Stock, Series A, 640,000 shares authorized; 626,546 issued and outstanding at 2008 and 2007	9,008	9,008
Common Stock, no par value, 100,000,000 shares authorized; 34,175,866 and 33,948,489 shares issued and outstanding at 2008 and 2007, respectively	85,444	85,029
Accumulated Deficit	(108,007)	(94,030)
Total Shareholders' Equity (Deficit)	(13,555)	7
TOTAL LIABILITIES AND EQUITY	$234,695	$266,275

MPC Corporation Announces First Quarter 2008 Financial Results

May 15, 2008

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MPC CORPORATION

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands except for per share data)

	Three Months ended
	March 31,
	2008	2007 (1)

Revenue	$ 123,707	$ 56,751

Cost of revenue	108,715	50,561

Gross margin	14,992	6,190

Operating expenses
Research and development expense	1,071	497
Selling, general and administrative expense	24,126	9,831
Depreciation and amortization	2,949	770
Total operating expenses	28,146	11,098

Operating loss	(13,154)	(4,908)

Other (income) expense
Interest expense, net	1,266	1,519
Change in estimated fair value of derivative financial instruments	(443)	(1,246)
Total other (income) expense, net	823	273

Net loss	$ (13,977)	$ (5,181)

Loss per common share:
Basic	$ (0.41)	$ (0.41)
Diluted	$ (0.41)	$ (0.41)

Common shares used to compute net loss per share:
Basic	34,067,054	12,694,606
Diluted	34,067,054	12,694,606
(1)

The results of the Gateway Professional Business have been consolidated effective October 1, 2007, the date the acquisition by MPC Corporation became effective and therefore the results of the Professional Businesses are not included for periods prior to October 1, 2007.

MPC Corporation Announces First Quarter 2008 Financial Results

May 15, 2008

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MPC CORPORATION

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Three Months Ended
	March 31,
	2008	2007 (1)
OPERATING ACTIVITIES
Net loss	$ (13,977)	$ (5,181)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	1,411	698
Amortization of acquired intangibles	2,320	453
Amortization of deferred loan costs	-	243
Change in estimated fair value of derivative financial instruments	(443)	(1,246)
Stock compensation on vesting of RSUs	322	61
Provision for bad debt	752	(19)
Other	2	-
Changes in assets and liabilities
Accounts receivable	31,923	12,114
Inventory	(9,638)	(2,722)
Prepaid maintenance & warranties	1,447	(1,606)
Other current assets	(42)	220
Other non-current assets	(914)	-
Accounts payable and accrued liabilities	6,127	(2,360)
Accrued licenses and royalties	1,207	654
Accrued warranties	(2,879)	(96)
Deferred revenue	(254)	2,013
Net cash provided by operating activities	17,364	3,226

INVESTING ACTIVITIES
Purchase of property and equipment	(834)	(75)
Proceeds from the sale of fixed assets	6	-
Net cash used in investing activities	(828)	(75)

FINANCING ACTIVITIES
Net activity under financing facility	(19,193)	(6,679)
Restricted cash related to letters of credit and financing facility	(46)	208
Payment of notes payable	(2,489)	-
Net cash used in financing activities	(21,728)	(6,471)

Net cash decrease for period	(5,192)	(3,320)

Cash at beginning of period	9,009	4,839

Cash at end of period	$ 3,817	$ 1,519

Supplemental disclosure of cash flow information:
Interest paid $1,386 $896
Income taxes paid -0- -0-
(1)

The results of the Gateway Professional Business have been consolidated effective October 1, 2007, the date the acquisition by MPC Corporation became effective and therefore the results of the Professional Businesses are not included for periods prior to October 1, 2007.

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